UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23036

BNY Mellon Absolute Insight Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/2018

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Insight Core Plus Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

BNY Mellon Insight Core Plus Fund

ANNUAL REPORT April 30, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

BNY Mellon Insight Core Plus Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Insight Core Plus Fund, covering the 12-month period from May 1, 2017 through April 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Heightened volatility has returned to the financial markets. After a period of unusually mild price swings in 2017, inflation concerns, geopolitical tensions and potential trade disputes caused volatility to increase substantially over the opening months of 2018. As a result, U.S. stocks and bonds either produced flat returns or lost a degree of value over the first four months of the year.

Yet, for the 12-month reporting period overall, stocks across all capitalization ranges posted double-digit returns on the strength of rising corporate earnings, improving global economic conditions, and the passage of tax reform legislation and other government policy reforms. Bonds fared less well over the same time frame, with corporate-backed securities eking out modestly positive total returns while U.S. government securities produced mild losses.

In our judgment, underlying market fundamentals remain strong, characterized by sustained economic growth, a robust labor market and strong consumer and business confidence. We expect these favorable conditions to persist, but we remain aware of economic and political developments that could negatively affect the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
May 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2017 through April 30, 2018, as provided by primary portfolio managers Gautam Khanna, Jason Celente and E. Gerard Berrigan of Insight North America LLC, Sub-Investment Adviser.

Market and Fund Performance Overview

For the 12-month period ended April 30, 2018, BNY Mellon Insight Core Plus Fund’s Class A shares produced a total return of 0.89%, Class C returned 0.71%, Class I returned 0.85% and Class Y shares produced a total return of 0.95%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of -0.32% for the period.2

Fixed-income securities produced mildly negative returns, on average, over the reporting period amid rising interest rates and expectations of accelerating inflation in a growing economy. The fund outperformed the Index for the full reporting period, primarily due to underweighted exposure to some of the more interest rate-sensitive areas of the bond market.

The Fund’s Investment Approach

The fund seeks high total return consistent with the preservation of capital. To pursue its goal, the fund normally invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers. The fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by the fund’s subadviser. The fund may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade or the unrated equivalent as determined by the fund’s subadviser.3 Typically, the fund’s portfolio can be expected to have an average effective duration ranging between three and eight years.

In constructing the fund’s portfolio, we rely primarily on proprietary, internally generated credit research focusing on identifying attractive relative values through industry/sector analysis and detailed individual security selection. We analyze individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position, and overall financial strength.

Rising Interest Rates Dampened Bond Market Returns

Bonds typically lost a degree of value over the reporting period. Major central banks—including the Federal Reserve Board (the “Fed”)—continued to move away from the aggressively accommodative monetary policies of the past few years in light of mounting evidence of stronger global economic growth.

In the United States, interest rates continued to rise when the Fed in October began to unwind its balance sheet through sales of U.S. government securities. In June 2017, December 2017, and March 2018, the Fed implemented additional increases in short-term

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

interest rates, driving the overnight federal funds rate to between 1.50% and 1.75%. Intermediate- and long-term interest rates also climbed over the reporting period, but to a lesser extent than their short-term counterparts, causing yield differences to narrow across the market’s maturity range. Bond market declines proved particularly severe in early February 2018, when concerns about accelerating inflation and a higher-than-expected number of rate hikes weighted on investor sentiment.

Despite pronounced weakness late in the reporting period, corporate-backed securities generally fared better than U.S. government securities as investors responded to lower corporate tax rates, rising earnings, and favorable business conditions in the constructive economy.

Higher-Yielding Securities Supported Fund Results

The fund’s strong performance compared to the Index was driven, in part, by underweighted exposure to government securities, particularly U.S. Treasury securities and mortgage-backed securities from U.S. government agencies, which lost value in the rising interest-rate environment. Instead, the fund focused on higher-yielding sectors of the bond market that tend to be less sensitive to changing interest rates. Results were especially strong from high yield corporate bonds, investment-grade corporate bonds, asset-backed securities, and securities from developed nations outside of the United States. Within the corporate segment of the market, overweighted allocations to midstream energy companies, oil refiners, metals-and-mining companies, and the subordinated debt of financial institutions fared especially well.

Although an allocation to emerging-market bonds also made a modestly positive contribution to relative performance, results were dampened to a degree by our security selections in the market sector.

Positioned for Continued Economic Growth

We believe that fundamentals generally remain supportive of the bond market, as evidenced by low default rates among corporate bonds. However, as the U.S. and global economies continue to grow and inflationary pressures intensify, we expect the Fed to implement additional interest-rate increases over the months ahead. We also are aware of potential risks such as elevated corporate leverage, protectionist trade policies, and higher debt levels in China.

In this environment, we have maintained a constructive investment posture, including an overweighted allocation to investment-grade corporate bonds. More specifically, we have emphasized bonds backed by financial institutions, pipeline companies, and utilities. We also have invested selectively in high yield bonds and asset-backed securities. In contrast, to cushion the potential impact of rising interest rates, we have maintained a relatively short average effective duration and underweighted exposure to U.S. Treasury bonds and mortgage-backed securities.

May 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through April 30, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the returns would have been lower. BNY Mellon Insight Core Plus Fund (the "fund") commenced operations after the assets of a predecessor mutual fund reorganized into the fund on February 2, 2018. The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares). The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

² Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in BNY Mellon Insight Core Plus Fund Class A shares, Class C shares, Class I shares, and Class Y shares and the Bloomberg Barclays U.S Aggregate Bond Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of BNY Mellon Insight Core Plus Fund on 12/2/10 (the predecessor fund’s Institutional Class inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Fees and Expenses section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/18
	Inception Date	1 Year		5 Years		From Inception
Class A shares
with maximum sales charge (4.5%)	2/2/18	-3.61%	††	1.31%	††	2.87%	††
without sales charge	2/2/18	0.89%	††	2.24%	††	3.51%	††
Class C shares
with applicable redemption charge †	2/2/18	-0.27%	††	2.20%	††	3.49%	††
without redemption	2/2/18	0.71%	††	2.20%	††	3.49%	††
Class I shares	2/2/18	0.85%	††	2.23%	††	3.50%	††
Class Y shares	12/2/10	0.95%		2.25%		3.52%	††
Bloomberg Barclays U.S. Aggregate Bond Index	11/30/10	-0.32%		1.47%		2.56%	†††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

††† For comparative purposes, the value of the index as of 11/30/10 is used as the beginning value on 12/2/10.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Insight Core Plus Fund from November 1, 2017 to April 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2018†
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††	$1.66	$3.44	$1.07	$3.25
Ending value (after expenses)	$990.80	$989.00	$990.30	$985.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2018†††
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††††	$3.51	$7.25	$2.26	$3.31
Ending value (after expenses)	$1,021.32	$1,017.60	$1,022.56	$1,021.52

† From February 3, 2018 (commencement of initial offering) to April 30, 2018 for Class A, Class C and Class I shares.

†† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.45% for Class C, and .45% for Class I, multiplied by the average account value over the period, multiplied by 87/365 (to reflect the actual days in the period). Expenses are equal to the fund’s annualized expense ratio of .66% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

††† Please note that while the Class A, Class C and Class I shares commenced initial offering on February 3, 2018, the Hypothetical expense paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period November 1, 2017 to April 30, 2018.

†††† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.45% for Class C, .45% for Class I and 66% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 91.0%
Asset-Backed Certificates - 4.7%
BCC Funding XIII, Ser. 2016-1, Cl. A2	2.20	12/20/21	196,073	[a]	194,973
BCC Funding XIV, Ser. 2018-1A, Cl. A	2.96	6/20/23	123,000	[a]	122,604
DB Master Finance, Ser. 2017-1A, Cl. A2	3.63	11/20/47	61,845	[a]	60,774
MVW Owner Trust, Ser. 2016-1A, Cl. A	2.25	12/20/33	114,029	[a]	110,954
PNMAC GMSR Issuer Trust, Ser. 2018-FT1, Cl. A, 3 Month LIBOR + 2.35%	4.25	4/25/23	125,000	[a,b]	125,000
SCF Equipment Leasing, Ser. 2017-2A, Cl. A	3.41	12/20/23	102,897	[a]	101,208
Sofi Consumer Loan Program, Ser. 2017-3, Cl. A	2.77	5/25/26	228,839	[a]	227,185
Sofi Consumer Loan Program, Ser. 2018-1, Cl. B	3.65	2/25/27	148,000	[a]	146,776
Spirit Master Funding, Ser. 2014-2A, Cl. A	5.76	3/20/41	288,518	[a,c]	296,572
TAL Advantage V, Ser. 2013-1A, Cl. A	2.83	2/22/38	203,967	[a]	200,128
TAL Advantage V, Ser. 2014-2A, Cl. A1	1.70	5/20/39	30	[a]	30
Textainer Marine Containers V, Ser. 2017-1A, Cl. A	3.72	5/20/42	117,407	[a]	116,277
Triton Container Finance IV, Ser. 2017-2A, Cl. A	3.62	8/20/42	38,556	[a]	38,019
VSE VOI Mortgage, Ser. 2016-A, Cl. A	2.54	7/20/33	205,233	[a]	201,026
				1,941,526
Asset-Backed Ctfs./Auto Receivables - 3.0%
AmeriCredit Automobile Receivables, Ser. 2015-4, Cl. A3	1.70	7/8/20	64,234		64,126
CPS Auto Receivables Trust, Ser. 2015-B, Cl. A	1.65	11/15/19	6,121	[a]	6,118
CPS Auto Receivables Trust, Ser. 2015-C, Cl. B	2.55	2/18/20	81,203	[a]	81,189
CPS Auto Trust, Ser. 2016-D, Cl. B	2.11	3/15/21	281,000	[a]	278,803
Drive Auto Receivables Trust, Ser. 2016-CA, Cl. B	2.37	11/16/20	77,265	[a]	77,205
DT Auto Owner Trust, Ser. 2017-3A, Cl. B	2.40	5/17/21	120,000	[a]	119,373

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 91.0% (continued)
Asset-Backed Ctfs./Auto Receivables - 3.0% (continued)
Flagship Credit Auto Trust, Ser. 2016-1, Cl. A	2.77	12/15/20	58,276	[a]	58,295
Navistar Financial Dealer Note Master Owner Trust II, Ser. 2016-1, Cl. A, 1 Month LIBOR + 1.35%	3.25	9/27/21	309,000	[a,b]	310,185
NextGear Floorplan Master Owner Trust, Ser. 2017-1A, Cl. A2	2.54	4/18/22	265,000	[a]	262,062
				1,257,356
Asset-Backed Ctfs./Student Loans - 2.6%
DRB Prime Student Loan Trust, Ser. 2016-B, Cl. A2	2.89	6/25/40	72,020	[a]	70,491
DRB Prime Student Loan Trust, Ser. 2017-A, Cl. A2B	2.85	5/27/42	387,000	[a]	377,904
SMB Private Education Loan Trust, Ser. 2017-A, Cl. A2A	2.88	9/15/34	300,000	[a]	293,116
SMB Private Education Loan Trust, Ser. 2017-B, Cl. A2B, 1 Month LIBOR + .75%	2.53	10/15/35	154,000	[a,b]	154,626
Sofi Professional Loan Program, Ser. 2017-C, Cl. B	3.56	7/25/40	201,000	[a]	191,715
				1,087,852
Collateralized Loan Obligations-Debt - 4.6%
Antares CLO, Ser. 2017-1A, Cl. B, 3 Month LIBOR + 2.40%	4.14	7/20/28	275,000	[a,b,c]	277,399
Arbor Realty Commercial Real Estate CLO, Ser. 2017-FL2, Cl. A, 1 Month LIBOR + 0.99%	2.77	8/15/27	213,000	[a,b,c]	213,285
Arbor Realty Commercial Real Estate CLO, Ser. 2017-FL3, Cl. A, 1 Month LIBOR + 0.99%	2.77	12/15/27	140,000	[a,b,c]	140,440
Carlyle Global Market Strategies CLO, Ser. 2014-3A, Cl. BR, 3 Month LIBOR + 2.15%	3.91	7/27/26	500,000	[a,b,c]	501,660
Golub Capital Partners CLO, Ser. 2017-19RA, Cl. A2, 3 Month LIBOR + 1.80%	3.55	7/26/29	340,000	[a,b,c]	341,252
Greystone Commercial Real Estate CLO, Ser. 2017-FL1A, Cl. A, 1 Month LIBOR + 1.55%	3.33	3/15/27	100,000	[a,b,c]	100,161

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 91.0% (continued)
Collateralized Loan Obligations-Debt - 4.6% (continued)
IVY Hill Middle Market Credit Fund XII CLO, Ser. 2012-A, Cl. A2, 3 Month LIBOR + 2.25%	3.99	7/20/29	340,000	[a,b,c]	340,298
				1,914,495
Commercial Mortgage Pass-Through Ctfs. - 3.4%
Citigroup Commercial Mortgage Trust, Ser. 2013-375P, Cl. D	3.52	5/10/35	350,000	[a]	342,057
Citigroup Commercial Mortgage Trust, Ser. 2016-P6, Cl. C	4.29	12/10/49	67,000		65,433
Citigroup Commercial Mortgage Trust, Ser. 2017-MDRB, Cl. A	3.00	7/15/30	50,000	[a]	49,912
FREMF Mortgage Trust, Ser. 2015-K44, Cl. B	3.81	1/25/48	90,000	[a]	87,072
Latitude Management Real Estate Capital, Ser. 2015-CRE1, Cl. AR	2.88	11/22/21	180,000	[a]	180,447
Latitude Management Real Estate Capital, Ser. 2016-CRE2, Cl. A	3.60	11/24/31	125,000	[a]	124,375
MSBAM Commercial Mortgage Securities Trust, Ser. 2012-CKSV, Cl. C	4.43	10/15/30	540,000	[a,c]	532,022
MSDB Trust, Ser. 2017-712F, Cl. C	3.63	7/11/39	30,900	[a,c]	29,749
				1,411,067
Consumer Discretionary - 5.7%
Altice France, Sr. Scd. Bonds	6.25	5/15/24	250,000	[a]	239,063
CCO Holdings, Sr. Unscd. Notes	5.75	2/15/26	94,000	[a]	93,530
Charter Communication, Sr. Scd. Notes	4.46	7/23/22	220,000		224,448
Comcast, Gtd. Notes	3.30	2/1/27	203,000		192,923
Discovery Communications, Gtd. Notes	5.00	9/20/37	68,000		66,655
Ford Motor Credit, Sr. Unscd. Notes	2.34	11/2/20	313,000		304,943
Global Partners, Gtd. Notes	6.25	7/15/22	104,000		104,520
Grupo Televisa, Sr. Unscd. Notes	5.00	5/13/45	200,000		180,553
Royal Caribbean Cruises, Sr. Unscd. Notes	2.65	11/28/20	39,000		38,198
Sirius XM Radio, Sr. Unscd. Notes	5.00	8/1/27	94,000	[a]	90,064
Viacom, Sr. Unscd. Notes	6.88	4/30/36	166,000		193,004

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 91.0% (continued)
Consumer Discretionary - 5.7% (continued)
VTR Finance, Sr. Scd. Notes	6.88	1/15/24	425,000	[a]	440,517
Wyndham Worldwide, Sr. Unscd. Notes	4.50	4/1/27	181,000		179,388
				2,347,806
Consumer Staples - 3.0%
Anheuser-Busch InBev Finance, Gtd. Notes	3.70	2/1/24	145,000		145,585
Anheuser-Busch InBev Finance, Gtd. Notes	4.70	2/1/36	115,000		118,528
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	138,000		142,610
Bacardi, Gtd. Notes	5.30	5/15/48	310,000	[a]	305,856
Campbell Soup, Sr. Unscd. Notes	4.15	3/15/28	103,000		100,004
General Mills, Sr. Unscd. Notes	3.20	4/16/21	41,000		40,971
Grupo Bimbo, Sub. Notes	5.95	4/17/18	200,000	[a]	201,180
Newell Brands, Sr. Unscd. Notes	4.20	4/1/26	186,000		182,645
				1,237,379
Energy - 6.4%
Andeavor Logistics, Notes	4.25	12/1/27	168,000		163,550
Cimarex Energy, Sr. Unscd. Notes	3.90	5/15/27	75,000		72,908
CITGO Petroleum, Sr. Scd. Notes	6.25	8/15/22	406,000	[a]	408,030
Enbridge, Sr. Unscd. Notes	5.50	12/1/46	136,000		149,202
Endeavor Energy Resource, Sr. Unscd. Notes	5.50	1/30/26	16,000	[a]	16,120
EnLink Midstream Partners, Jr. Sub. Notes, Ser. C	6.00	12/15/49	79,000		74,324
Enterprise Products Operating, Gtd. Notes	5.38	2/15/78	64,000		60,575
Gulfport Energy, Gtd. Notes	6.38	1/15/26	83,000		79,908
Kinder Morgan Energy Partners, Gtd. Notes	9.00	2/1/19	130,000		136,018
Marathon Petroleum, Sr. Unscd. Notes	4.75	9/15/44	118,000		116,554
McDermott International, Scd. Notes	8.00	5/1/21	127,000	[a]	130,175

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 91.0% (continued)
Energy - 6.4% (continued)
MPLX, Sr. Unscd. Notes	5.20	3/1/47	117,000		119,748
MPLX, Sr. Unscd. Notes	4.90	4/15/58	105,000		96,008
Parkland Fuel, Sr. Unscd. Notes	6.00	4/1/26	42,000	[a,c]	42,105
PBF Holding, Gtd. Notes	7.25	6/15/25	317,000		329,680
Petroleos Mexicanos, Gtd. Notes	6.75	9/21/47	205,000		198,748
Range Resources, Gtd. Notes	5.00	3/15/23	95,000		91,865
Sabal Trail Trans, Sr. Unscd. Notes	4.25	5/1/28	28,000	[a]	28,189
Spectra Energy Partners, Sr. Unscd. Notes	3.38	10/15/26	97,000		89,932
Sunoco, Gtd. Notes	5.50	2/15/26	129,000	[a]	124,808
Targa Resources Partners, Gtd. Notes	5.88	4/15/26	62,000	[a]	61,768
Williams Partners, Sr. Unscd. Notes	4.30	3/4/24	52,000		52,253
Williams Partners, Sr. Unscd. Notes	4.00	9/15/25	23,000		22,372
				2,664,840
Financials - 20.5%
Allstate, Jr. Sub. Bonds	6.50	5/15/67	325,000		368,062
American International Group, Jr. Sub. Notes	8.18	5/15/68	325,000		426,562
Bank of America, Sr. Unscd. Notes	3.00	12/20/23	353,000	[a]	342,571
Bank of America, Sr. Unscd. Notes	3.37	1/23/26	588,000		566,460
Bank of America, Sub. Notes	4.45	3/3/26	118,000		118,331
Bank of Nova Scotia, Jr. Sub. Notes	4.65	10/12/49	106,000		99,971
Barclays, Sub. Notes	4.84	5/9/28	305,000		296,342
Barclays Bank, Sr. Unscd. Notes, 3 Month LIBOR + 0.46%	2.80	1/11/21	315,000	[b]	315,742
Citigroup, Sr. Unscd. Notes	4.60	3/9/26	181,000		182,807
Citigroup, Sr. Unscd. Notes	3.89	1/10/28	200,000		194,408

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 91.0% (continued)
Financials - 20.5% (continued)
Citigroup, Sr. Unscd. Notes, 3 Month LIBOR + 1.43%	3.44	9/1/23	203,000	[b]	208,447
Citigroup, Sub. Notes	5.30	5/6/44	174,000		185,466
GE Capital International Funding, Gtd. Notes	2.34	11/15/20	215,000		210,235
Goldman Sachs Group, Sr. Unscd. Notes	3.50	11/16/26	182,000		172,556
Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR + 1.75%	4.11	10/28/27	250,000	[b]	262,483
HSBC Capital Funding, Gtd. Notes	10.18	12/31/18	325,000	[a]	506,389
Intesa Sanpaolo, Sr. Unscd. Notes	3.38	1/12/23	200,000	[a]	193,912
JPMorgan Chase & Co., Sr. Unscd. Notes	2.70	5/18/23	260,000		249,275
JPMorgan Chase & Co., Sr. Unscd. Notes, Ser. CC	4.63	5/1/18	211,000		198,340
JPMorgan Chase & Co., Sr. Unscd. Notes, Ser. I, 3 Month LIBOR + 3.47%	5.83	10/30/18	387,000	[b]	390,386
Liberty Mutual Group, Gtd. Notes, 3 Month LIBOR + 2.91%	5.03	3/7/67	421,000	[a,b]	415,737
Lincoln National, Sr. Unscd. Notes	3.80	3/1/28	133,000		129,435
Massachusetts Mutual Life Insurance, Sub. Notes	4.90	4/1/77	179,000	[a]	180,563
MetLife, Jr. Sub. Notes	6.40	12/15/66	216,000		235,980
Morgan Stanley, Sr. Unscd. Notes	5.50	7/24/20	425,000		446,599
Morgan Stanley, Sr. Unscd. Notes	4.30	1/27/45	40,000		38,456
Nasdaq, Sr. Unscd. Notes	3.85	6/30/26	238,000		231,286
Pricoa Global Funding I, Scd. Notes	2.45	9/21/22	150,000	[a]	144,058
Principal Financial Group, Gtd. Notes	3.10	11/15/26	195,000		183,021
Prudential Financial, Jr. Sub. Notes	5.20	3/15/44	400,000		402,500
SAFG Retirement Services, Sr. Unscd. Notes	8.13	4/28/23	145,000		169,881
Santander, Sr. Unscd. Notes, 3 Month LIBOR + .30%	2.09	11/3/20	216,000	[b]	215,937

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 91.0% (continued)
Financials - 20.5% (continued)
Synchrony Financial, Sr. Unscd. Notes	2.60	1/15/19	164,000		163,742
Trinity Acquisition, Gtd. Notes	4.40	3/15/26	43,000		43,081
				8,489,021
Health Care - .6%
Actavis Funding, Gtd. Notes	4.75	3/15/45	11,000		10,403
CVS Health, Sr. Unscd. Notes	4.30	3/25/28	177,000		174,799
Mylan, Gtd. Notes	3.95	6/15/26	69,000		65,604
Valeant Pharmaceuticals International, Sr. Scd. Notes	5.50	11/1/25	17,000	[a]	16,979
				267,785
Industrials - 3.7%
American Airlines, Ser. 2013-2, Cl. B	5.60	1/15/22	284,598	[a]	289,963
American Airlines, Ser. 2017-1, Cl. AA	3.65	8/15/30	192,200		188,318
American Airlines, Ser. 2017-2, Cl. AA	3.35	4/15/31	288,000		276,586
British Airways, Ser. 2013-1, Cl. B	5.63	12/20/21	94,617	[a]	96,873
ERAC USA Finance, Gtd. Bonds	4.50	2/15/45	215,000	[a]	207,763
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/29/49	104,000		103,090
General Electric, Sub. Notes	5.30	2/11/21	75,000		78,694
Heathrow Funding, Sr. Scd. Bonds	4.88	7/15/23	100,000	[a]	104,921
Sydney Airport Finance, Sr. Scd. Notes	3.38	4/30/25	70,000	[a]	67,011
United Technologies, Sr. Unscd. Notes	1.50	11/1/19	139,000		136,327
				1,549,546
Information Technology - 2.5%
j2 Cloud Services, Gtd. Notes	6.00	7/15/25	100,000	[a]	103,625
NXP, Gtd. Notes	3.88	9/1/22	448,000	[a]	440,160
Pitney Bowes, Sr. Unscd. Notes	4.13	5/15/22	110,000		104,088

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 91.0% (continued)
Information Technology - 2.5% (continued)
Tencent Holdings, Sr. Unscd. Notes	3.60	1/19/28	400,000	[a]	380,136
				1,028,009
Materials - 2.3%
BHP Billiton Finance USA, Gtd. Notes	6.75	10/19/75	200,000	[a]	223,500
Cleveland-Cliffs, Sr. Unscd. Notes	4.88	1/15/24	103,000	[a]	100,683
Ferroglobe, Gtd. Notes	9.38	3/1/22	150,000	[a]	157,875
First Quantum Minerals, Gtd. Notes	7.25	4/1/23	200,000	[a]	199,960
Teck Resources, Gtd. Notes	5.20	3/1/42	296,000		278,980
				960,998
Municipal Bonds - 1.0%
California, GO (Various Purpose)	7.55	4/1/39	270,000		404,438
Residential Mortgage Pass-Through Ctfs. - .2%
PNMAC GMSR Issuer Trust, Ser. 2018-GT1, Cl. A, 3 Month LIBOR + 2.85%	4.72	2/25/23	100,000	[a,b,c]	100,770
Telecommunications - 1.7%
AT&T, Sr. Unscd. Notes	4.50	5/15/35	300,000		286,135
AT&T, Sr. Unscd. Notes	4.75	5/15/46	70,000		65,301
Sprint Spectrum, Sr. Scd. Notes	4.74	3/20/25	207,000	[a,c]	209,588
Verizon Communications, Sr. Unscd. Notes	5.01	8/21/54	60,000		58,246
Verizon Communications, Sr. Unscd. Notes	4.67	3/15/55	72,000		65,980
				685,250
U.S. Government Agencies Mortgage-Backed - 10.1%
Federal Home Loan Mortgage Corporation
3.50%			550,000	[d,e]	545,918
Federal National Mortgage Association
2.50%			1,240,000	[d,e]	1,205,803
3.00%			470,000	[d,e]	452,999
4.00%			910,000	[d,e]	926,423
Government National Mortgage Association II
3.50%			1,060,000	[d]	1,060,745
				4,191,888

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 91.0% (continued)
U.S. Government Securities - 11.0%
U.S. Treasury Bonds	2.75	8/15/47	514,700		478,591
U.S. Treasury Inflation Protected Securities, Bonds	0.75	2/15/45	386,939	[f]	371,182
U.S. Treasury Notes	1.63	8/31/22	202,100		192,832
U.S. Treasury Notes	1.88	9/30/22	74,300		71,567
U.S. Treasury Notes	2.00	10/31/22	128,600		124,426
U.S. Treasury Notes	2.13	12/31/22	452,300		439,420
U.S. Treasury Notes	1.88	8/31/24	526,400		495,957
U.S. Treasury Notes	2.13	9/30/24	1,238,700		1,183,370
U.S. Treasury Notes	2.25	8/15/27	1,276,700		1,204,586
				4,561,931
Utilities - 4.0%
Black Hills, Sr. Unscd. Notes	4.25	11/30/23	100,000		101,574
Black Hills, Sr. Unscd. Notes	3.95	1/15/26	193,000		192,042
Cleveland Electric Illuminating, Sr. Unscd. Notes	3.50	4/1/28	150,000	[a]	142,044
Duquesne Light Holdings, Sr. Unscd. Notes	6.40	9/15/20	163,000	[a]	173,341
Electricite de France, Jr. Sub. Notes	5.25	1/29/49	208,000	[a]	209,333
Enel Finance International, Gtd. Notes	2.75	4/6/23	200,000	[a]	191,506
Exelon, Sr. Unscd. Notes	3.40	4/15/26	91,000		87,102
FirstEnergy, Sr. Unscd. Notes, Ser. C	4.85	7/15/47	79,000		82,178
Kansas City Power & Light Co., Sr. Unscd. Notes	4.20	6/15/47	167,000		164,830
Southern Co Gas Capital, Gtd. Notes	3.95	10/1/46	98,000		90,084
Southern Co Gas Capital, Gtd. Notes	4.40	5/30/47	211,000		210,237
				1,644,271
Total Bonds and Notes (cost $38,068,783)			37,746,228
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - 1.3%
Financials - 1.3%
CoBank, Bonds, Ser. F (cost $542,100)	6.25		5,200		551,200

STATEMENT OF INVESTMENTS (continued)

Description	Current Yield (%)	Shares	Value ($)
Other Investment - 17.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,159,738)	1.71	7,159,738	[g] 7,159,738
Total Investments (cost $45,770,621)		109.6%	45,457,166
Liabilities, Less Cash and Receivables		(9.6%)	(3,966,858)
Net Assets		100.0%	41,490,308

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, these securities were valued at $14,863,403 or 35.82% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Illiquid security. At the period end, the value of these securities amounted to $3,125,301 or 7.53% of net assets.

d Purchased on a forward commitment basis.

e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	50.4
U.S. Government and Agencies/Mortgage-Backed	21.1
Money Market Investment	17.3
Asset-Backed	10.3
Collateralized Loan Obligations	4.6
Commercial Mortgage-Backed	3.4
Preferred Stocks	1.3
Municipal Bonds	1.0
Residential Mortgage-Backed	.2
109.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 4/30/17 ($)	Purchases ($)	Sales ($)	Value 4/30/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	17,078,880	9,919,142	7,159,738	17.3	18,061

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	38,610,883	38,297,428
Affiliated issuers	7,159,738	7,159,738
Cash		2,115
Dividends and interest receivable		289,504
Receivable for shares of Common Stock subscribed		23,098
Prepaid expenses		56,933
		45,828,816
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		65,524
Payable for investment securities purchased		4,223,021
Payable for shares of Common Stock redeemed		47
Accrued expenses		49,916
		4,338,508
Net Assets ($)		41,490,308
Composition of Net Assets ($):
Paid-in capital		41,898,284
Accumulated undistributed investment income—net		1,304
Accumulated net realized gain (loss) on investments		(95,825)
Accumulated net unrealized appreciation (depreciation) on investments		(313,455)
Net Assets ($)		41,490,308

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	175,910	14,832	129,857	41,169,709
Shares Outstanding	17,882	1,508	13,207	4,185,889
Net Asset Value Per Share ($)	9.84	9.84	9.83	9.84

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended April 30, 2018

Investment Income ($):
Income:
Interest	1,337,306
Dividends:
Unaffiliated issuers	75,301
Affiliated issuers	18,061
Total Income	1,430,668
Expenses:
Management fee—Note 3(a)	192,493
Professional fees	92,332
Administration fee—Note 3(a)	70,151
Shareholder servicing costs—Note 3(c)	39,654
Custodian fees—Note 3(c)	25,777
Registration fees	20,180
Prospectus and shareholders’ reports	15,481
Directors’ fees and expenses—Note 3(d)	9,022
Loan commitment fees—Note 2	576
Distribution fees—Note 3(b)	19
Miscellaneous	37,185
Total Expenses	502,870
Less—reduction in expenses due to undertaking—Note 3(a)	(189,263)
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	313,604
Investment Income—Net	1,117,064
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	180,792
Net unrealized appreciation (depreciation) on investments	(912,624)
Net Realized and Unrealized Gain (Loss) on Investments	(731,832)
Net Increase in Net Assets Resulting from Operations	385,232

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2018	[a,b]	2017	[b]
Operations ($):
Investment income—net	1,117,064		1,087,908
Net realized gain (loss) on investments	180,792		254,523
Net unrealized appreciation (depreciation) on investments	(912,624)		(80,236)
Net Increase (Decrease) in Net Assets Resulting from Operations	385,232		1,262,195
Distributions to Shareholders from ($):
Investment income—net:
Class A	(211)		-
Class C	(52)		-
Class I	(171)		-
Class Y	(1,118,937)		(1,134,014)
Net realized gain on investments
Class Y	(191,978)		(208,962)
Tax return of capital:
Class Y	-		(38,751)
Total Distributions	(1,311,349)		(1,381,727)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	176,221		-
Class C	15,000		-
Class I	130,153		-
Class Y	10,000		-
Distributions reinvested:
Class A	142		-
Class C	2		-
Class I	98		-
Class Y	1,310,841		1,381,727
Cost of shares redeemed
Class I	(46)		-
Increase (Decrease) in Net Assets from Capital Stock Transactions	1,642,411		1,381,727
Total Increase (Decrease) in Net Assets	716,294		1,262,195
Net Assets ($):
Beginning of Period	40,774,014		39,511,819
End of Period	41,490,308		40,774,014
Undistributed investment income—net	1,304		-

	Year Ended April 30,
	2018	[a,b]	2017	[b]
Capital Share Transactions (Shares):
Class A
Shares sold	17,868		-
Shares issued for distributions reinvested	14		-
Net Increase (Decrease) in Shares Outstanding	17,882		-
Class C
Shares sold	1,508		-
Net Increase (Decrease) in Shares Outstanding	1,508		-
Class I
Shares sold	13,202		-
Shares issued for distributions reinvested	10		-
Shares redeemed	(5)		-
Net Increase (Decrease) in Shares Outstanding	13,207		-
Class Y
Shares sold	999		-
Shares issued for distributions reinvested	130,094		137,025
Net Increase (Decrease) in Shares Outstanding	131,093		137,025

[a]The fund commenced offering four classes of shares after the close of business February 2, 2018. The existing Institutional Class shares were redesignated into Class Y shares and the fund added for Class A, Class C and Class I shares.

[b]Represents information for the fund’s predecessor, FundVantage Trust, Insight Investment Grade Bond Fund through February 2, 2018.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

Please note that financial highlights information in the following tables for the fund’s Class Y shares represents the financial highlights of the Institutional shares, respectively of the fund’s predecessor, FundVantage Trust, Insight Investment Grade Bond Fund, before the fund commenced operations as of the close of business on February 2, 2018, and represents the performance of the fund’s Class Y thereafter. Before the fund commenced operations, all of the assets of the FundVantage Trust, Insight Investment Grade Bond Fund were transferred to the fund in exchange for Class Y shares of the fund in a tax-free reorganization. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

Year Ended April 30,
Class A Shares	2018[a]
Per Share Data ($):
Net asset value, beginning of period	10.00
Investment Operations:
Investment income—net[b]	.03
Net realized and unrealized gain (loss) on investments	(.12)
Total from Investment Operations	(.09)
Distributions:
Dividends from investment income—net	(.07)
Net asset value, end of period	9.84
Total Return (%)[c]	(.92)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.05[e]
Ratio of net expenses to average net assets	.70[e]
Ratio of net investment income to average net assets	3.10[e]
Portfolio Turnover Rate	293.18
Net Assets, end of period ($ x 1,000)	176

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

Year Ended April 30,
Class C Shares	2018[a]
Per Share Data ($):
Net asset value, beginning of period	10.00
Investment Operations:
Investment income—net[b]	.05
Net realized and unrealized gain (loss) on investments	(.16)
Total from Investment Operations	(.11)
Distributions:
Dividends from investment income—net	(.05)
Net asset value, end of period	9.84
Total Return (%)[c]	(1.10)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.16[e]
Ratio of net expenses to average net assets	1.45[e]
Ratio of net investment income to average net assets	2.35[e]
Portfolio Turnover Rate	293.18
Net Assets, end of period ($ x 1,000)	15

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Year Ended April 30,
Class I Shares	2018[a]
Per Share Data ($):
Net asset value, beginning of period	10.00
Investment Operations:
Investment income—net[b]	.03
Net realized and unrealized gain (loss) on investments	(.13)
Total from Investment Operations	(.10)
Distributions:
Dividends from investment income—net	(.07)
Net asset value, end of period	9.83
Total Return (%)	(.97)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98[d]
Ratio of net expenses to average net assets	.45[d]
Ratio of net investment income to average net assets	.3.35[d]
Portfolio Turnover Rate	293.18
Net Assets, end of period ($ x 1,000)	130

a From February 3, 2018 (commencement of initial offering) to April 30, 2018.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

	Year Ended April 30,
Class Y Shares†	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	10.06	10.09	10.20	10.03	10.47
Investment Operations:
Investment income—net[a]	.27	.27	.28	.30	.33
Net realized and unrealized gain (loss) on investments	(.17)	.05	(.09)	.18	(.30)
Total from Investment Operations	.10	.32	.19	.48	.03
Distributions:
Dividends from investment income—net	(.27)	(.29)	(.30)	(.31)	(.34)
Dividends from net realized gain on investments	(.05)	(.05)	-	-	(.13)
Return of capital	-	(.01)	-	-	-
Total Distributions	(.32)	(.35)	(.30)	(.31)	(.47)
Net asset value, end of period	9.84	10.06	10.09	10.20	10.03
Total Return (%)	.95	3.19	1.92	4.86	.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	1.30	1.28	1.27	1.24
Ratio of net expenses to average net assets	.76	.85	.85	.85	.85
Ratio of net investment income to average net assets	2.69	2.70	2.84	2.94	3.26
Portfolio Turnover Rate	293.18	201.40	46.46	54.37	76.18
Net Assets, end of period ($ x 1,000)	41,170	40,774	39,512	38,775	36,981

† Represents information for Institutional shares of the fund’s predecessor, FundVantage Trust, Insight Investment Grade Bond Fund, through February 2, 2018.

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Insight Core Plus Fund (the “fund”) is a separate diversified series of BNY Mellon Absolute Insight Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek high total return consistent with preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (“INA”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

As of the close of business on February 2, 2018, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Directors (the “Board”), all of the assets, subject to the liabilities, of Insight Investment Grade Bond Fund, a series of FundVantage Trust were transferred to the fund in a tax free exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Institutional shares of Insight Investment Grade Bond Fund received Class Y shares of the fund in each case in an amount equal to the aggregate net asset value of their investment in Insight Investment Grade Bond Fund at the time of the exchange. On the date of the exchange the fund created Class A, Class C and Class I shares. The net asset value of the fund’s shares on the close of business on February 2, 2018, after the reorganization was $10.00 for Class Y shares, and a total of 4,153,263 Class Y shares, representing net assets of $41,529,486 (including $230,881 net appreciation on investments) were issued to shareholders of Insight Investment Grade Bond Fund in the exchange. Insight Investment Grade Bond Fund is the accounting survivor and its historical performance is presented for periods through February 2, 2018.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 1,000 Class A shares, 1,000 Class C shares and 1,000 Class I shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2018 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	4,286,734	-	4,286,734
Commercial Mortgage-Backed	-	1,411,067	-	1,411,067
Collateralized Loan Obligations	-	1,914,495	-	1,914,495
Corporate Bonds†	-	20,874,905		20,874,905
Equity Securities – Foreign Preferred Stocks†	551,200	-	-	551,200

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Municipal Bonds	-	404,438	-	404,438
Registered Investment Companies	7,159,738	-	-	7,159,738
Residential Mortgage-Backed	-	100,770	-	100,770
U.S. Government Agencies/ Mortgage-Backed	-	4,191,888	-	4,191,888
U.S. Treasury	-	4,561,931	-	4,561,931

† See Statement of Investments for additional detailed categorizations.

At April 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,304 and unrealized depreciation $324,739. In addition, the fund had $84,541 of capital losses realized after October 31, 2017, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2018 and April 30, 2017 were as follows: ordinary income $1,119,371 and $1,173,151, long-term capital gains $191,978 and $169,825 and return of capital $0 and $38,751, respectively.

During the period ended April 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses and consent fees, the fund increased accumulated undistributed investment income-net by $3,611 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2018, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Prior to February 3, 2018, Cutwater Investor Services Corp. d/b/a Insight Investment (the “Advisor”) was the advisor for Insight Investment Grade Bond Fund. The advisor’s fee was computed at an annual rate of .50% of the value of Insight Investment Grade Bond Fund’s average daily net assets and was payable monthly. During the period ended April 30, 2018, the Advisor and Dreyfus earned $158,045 and $34,448, respectively.

The Advisor had voluntarily agreed, from May 1, 2017 through February 2, 2018, to reduce its investment advisory fee and/or reimburse certain expenses of Insight Investment Grade Bond Fund to the extent necessary to ensure that Insight Investment Grade Bond Fund’s total operating expense (excluding any class-specific fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of Insight Investment Grade Bond Fund average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $147,879 during the period ended April 30, 2018.

Dreyfus has contractually agreed, from February 3, 2018 through April 30, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and expenses of the underlying money market fund and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $41,384 during the period ended April 30, 2018.

The Bank of New York Mellon Investment Servicing (US) Inc. served as Administrator for Insight Investment Grade Bond Fund pursuant to an Administration Agreement. The Administrator received from Insight Investment Grade Bond Fund a monthly fee equal to an annual rate of Insight Investment Grade Bond Fund average daily net assets and was subject to certain minimum monthly fees. Bank of New York Mellon Investment Servicing (US) Inc. was entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. Pursuant to the Administration Agreement, Insight Investment Grade Bond Fund was charged $70,151 during the period ended April 30, 2018. This Administration Agreement was terminated as of the close of business February 2, 2018, due to reorganization.

Pursuant to a sub-investment advisory agreement between Dreyfus and INA, INA serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2018, Class C shares were charged $19 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2018, Class A and Class C shares were charged $17 and $6, respectively, pursuant to the Shareholder Services Plan.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2018, the fund was charged $16,670 for transfer agency services and $3 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $3.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2018, the fund was charged $25,777 pursuant to the custody agreement.

During the period ended April 30, 2018, the fund was charged $3,792 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $11,896, administration fees $35,823, Distribution Plan fees $7, Shareholder Services Plan fees $15, custodian fees $3,750, Chief Compliance Officer fees $3,792 and transfer agency fees $16,729, which are offset against an expense reimbursement currently in effect in the amount of $6,488.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2018, amounted to $118,381,593 and $119,844,268, respectively.

At April 30, 2018, the cost of investments for federal income tax purposes was $45,781,905; accordingly, accumulated net unrealized depreciation on investments was $324,739, consisting of $403,083 gross unrealized appreciation and $727,822 gross unrealized depreciation.

NOTE 5—Subsequent Event:

Effective May 1, 2018, Alan H. Howard was elected as a Board Member of the Company.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Insight Core Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Insight Core Plus Fund (the “Fund”) (one of the funds constituting BNY Mellon Absolute Insight Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Absolute Insight Funds, Inc.) at April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended April 30, 2014 were audited by other auditors whose report dated June 24, 2014, expressed an unqualified opinion on those financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
June 20, 2018

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 73.95% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on October 30-31, 2017, the Board considered the approval of the fund’s Management Agreement, pursuant to which Dreyfus will provide the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Insight North America LLC (the “Subadviser”), an affiliate of Dreyfus, will provide day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the approval of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support expected to be available to, and portfolio management capabilities of, the fund’s proposed portfolio management personnel and that Dreyfus also would provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. As the fund had not yet commenced operations, the Board was not able to review the fund’s performance. The Board discussed with representatives of Dreyfus and the Subadviser the proposed portfolio management team and the investment strategy to be employed in the management of the fund’s assets. In addition, since the fund was anticipated to commence operations by acquiring the assets of another fund for which the Subadviser serves as investment adviser (the “Acquired Fund”), and the fund was to be the accounting survivor to the Acquired Fund, the Board was provided with performance information for the Acquired Fund. The Board also considered the reputation and experience of Dreyfus and the Subadviser.

The Board reviewed comparisons of the fund’s proposed management fee and anticipated expense ratio to the management fees and expense ratios of a group of funds independently prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) (the “Comparison Group”) and to the management fees of funds in the fund’s anticipated Lipper category. They considered that the fund’s contractual management fee was below the average and median contractual management fees for the funds in the Comparison Group. The fund’s estimated total expenses (as limited through at least April 30 2019 by agreement with Dreyfus to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct operating expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.45% of the fund’s average daily net assets) were below the average and median expense ratios of the funds in the Comparison Group.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by any funds advised by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s proposed management fee.

The Board considered the fee to be paid to the Subadviser in relation to the fee to be paid to Dreyfus by the fund and the respective services to be provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee will be paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, Dreyfus representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus, or any economies of scale. The Board considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively. The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their ability to review the management fee annually after the initial term of the Agreements.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board concluded that, since the fund had not yet commenced operations, its performance could not be measured and was not a factor.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board concluded that the fees to be paid to Dreyfus and the Subadviser were appropriate in light of the totality of the services to be provided as discussed above.

• The Board determined that, because the fund had not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund in connection with future renewals.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services proposed to be provided to the fund by Dreyfus and the Subadviser. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to approve the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (2015)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Joni Evans (76)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (77)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (58)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – present), a global supplier and service provider of military aircraft parts, including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – present)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, a designer and manufacturer of watches, Director (1997-present)

No. of Portfolios for which Board Member Serves: 21

———————

Robin A. Melvin (54)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Burton N. Wallack (67)

Board Member (2015)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (71)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since December 2015.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since December 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2015.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since December 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since December 2015.

Managing Counsel of BNY Mellon since December 2017; from March 2013 to December 2017 Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since December 2015.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2015.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2015.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2015.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2015.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2015.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2015.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

BNY Mellon Insight Core Plus Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Insight North America, LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DCPAX Class C: DCPCX Class I: DCPIX Class Y: DCPYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 4124AR0418

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2017 and $42,293 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2017 and $6,690 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2017 and $959 in 2018. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2018. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $24,512,560 in 2017 and $28,081,041 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Absolute Insight Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 19, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    June 19, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)